EQUITABLE LIFE INSURANCE COMPANY OF IOWA

         EQUITABLE LIFE INSURANCE COMPANY OF IOWA SEPARATE ACCOUNT A

                     Supplement dated December 12, 1996 to

                        Prospectus dated April 1, 1996


     The following information supplements the information contained in the attached prospectus regarding Qualified Contracts:

     Beginning January 1, 1997, the Company will offer the Contracts in connection with Savings Incentive Match Plan Individual Retirement Annuities ("SIMPLE IRA"). SIMPLE IRA programs can only be established with the approval of and adoption by the employer of the Owner of the SIMPLE IRA.
Contributions to SIMPLE IRAs will be made pursuant to a salary reduction agreement in which an Owner would authorize his/her employer to deduct a certain amount from his/her pay and contribute it directly to the SIMPLE IRA account. The Owner's employer will also make contributions to the SIMPLE IRA account in amounts based upon certain elections of the employer. Amounts withdrawn from a SIMPLE IRA are generally includible in an Owner's gross income. Like other Qualified Contracts, they may also be subject to a 10% federal tax penalty. For SIMPLE IRAs, the 10% tax penalty is increased to 25% if the distribution occurs within the first two years after the Owner first participated in the SIMPLE IRA. Purchasers of Contracts to be qualified as SIMPLE IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.